UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3

1.	Investment Company Act File Number: 811-23336

2.	Date of Notification: November 22, 2023

3.	Exact name of Investment Company as specified in registration statement: Variant Alternative Income Fund

4.	Address of principal executive office: (number, street, city, state, zip code)

Variant Alternative Income Fund

c/o UMB Fund Services

235 West Galena Street

Milwaukee, WI 53212

5.	Check one of the following:

A.	[X]	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ]	The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ]	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

/s/ Curt Fintel
Curt Fintel, Treasurer

VARIANT ALTERNATIVE INCOME FUND

November 22, 2023

Dear Variant Alternative Income Fund Shareholder,

As you may know, Variant Alternative Income Fund (the “Fund”) is required to make a repurchase offer to its shareholders each quarter. The purpose of these quarterly repurchase offers is to provide shareholders with access to their assets and a degree of liquidity. While the Fund is required to make the repurchase offer, shareholders are not required to take any action.

The purpose of the enclosed letter is to communicate this quarter’s repurchase offer. If you do not wish to sell shares at this time, please disregard this notice. If you do wish to sell shares at this time, please note the following important dates:

•	The repurchase offer period will begin November 22, 2023

•	The repurchase offer period will end December 15, 2023

Note: All Repurchase Offer Request Forms must be submitted to and received by the Fund at c/o UMB Fund Services, 235 West Galena Street, Milwaukee, WI 53212 or email address autoaiprocessing@umb.com by 4:00 p.m. Eastern Time on December 15, 2023. Please allow an appropriate amount of time for your Repurchase Offer Request Form to reach the Fund.

•	The Repurchase Pricing Date is December 15, 2023.

For further details and terms of the offer, please refer to the attached Repurchase Offer document.

Sincerely,

Variant Alternative Income Fund

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VARIANT ALTERNATIVE INCOME FUND

 REPURCHASE OFFER

1.	The Offer. Variant Alternative Income Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding shares at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders given that no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s prospectus and statement of additional information.

2.	Net Asset Value. The NAV per share on November 21, 2023 was $29.53 for Institutional shares. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Offer Request Form. The current NAV may be obtained by calling 877-770-7717 and asking for the most recent price. The shares of the Fund are not traded on any organized market or securities exchange.

3.	Repurchase Request Deadline. All Repurchase Offer Request Forms must be received in proper form by 4:00 p.m., Eastern Time, on December 15, 2023. Please allow an appropriate amount of time for your Repurchase Request Offer Form to reach the Fund.

4.	Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on December 15, 2023 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Offer Request Form.

5.	Payment for Shares Repurchased. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee. However, if your shares are held for you by your broker-dealer, or for your retirement plan by your retirement plan trustee or otherwise by a nominee, such person may charge a transaction fee for submitting a repurchase request for you.

6.	Increase in Number of Shares Repurchased; Pro Rata Purchase. If shareholders tender for repurchase more than five percent (5%) of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional two percent (2%). If the Fund determines not to repurchase an additional two percent (2%) or if more than seven percent (7%) of the shares are tendered, then the Fund will repurchase shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. The Fund will accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the Shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered, even if all the shares in a shareholder’s account are tendered. In the event of an oversubscribed offer, the Fund may not be able to repurchase all shares that you tender and you may have to wait until the next repurchase offer to tender the remaining shares. Subsequent repurchase requests will not be given priority over other shareholder requests. You may be subject to NAV fluctuation during the period between repurchase offers.

7.	Withdrawal or Modification. Requests for the repurchase of shares may be withdrawn or modified at any time as long as they are received prior to 4:00 p.m., Eastern Time, on December 15, 2023.

8.	Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

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(a)	if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

(b)	for any period during which the New York Stock Exchange or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

(c)	for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by the Fund is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

(d)	for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

9.	Tax Consequences. You should review the tax information in the Fund’s prospectus and statement of additional information and consult your tax adviser regarding any specific consequences, including state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by the shareholder.

10.	Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of repurchase of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all repurchase of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any repurchase of shares, whether generally or with respect to any particular shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with repurchases of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Repurchases of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, the Fund’s investment manager, Variant Investments, LLC (the “Investment Manager”), the Fund’s transfer agent, the Fund’s distributor, nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Investment Manager, nor the Fund’s distributor is or will be obligated to ensure that your financial consultant, or any broker/dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

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VARIANT ALTERNATIVE INCOME FUND

DIRECT SHAREHOLDER

REPURCHASE OFFER REQUEST FORM

Repurchase Pricing Date: December 15, 2023	Repurchase Request Deadline: December 15, 2023

THIS FORM MUST BE COMPLETED AND RECEIVED BY 4:00 P.M., EASTERN

TIME ON DECEMBER 15, 2023 FOR THIS REPURCHASE REQUEST TO BE IN

GOOD ORDER FOR PROCESSING.

PLEASE FAX, MAIL OR EMAIL TO:

Variant Alternative Income Fund c/o UMB Fund Services 235 West Galena Street Milwaukee, WI 53212	For Additional Information: Phone: 1-877-770-7717 Fax: 1-816-860-3137 Email: autoaiprocessing@umb.com

PART 1 – NAME AND ADDRESS

Account #:
Full Account Registration Line 1:
Full Account Registration Line 2:
Address:
City, State, Zip
Social Security # or Taxpayer Identification #:
Telephone Number:

PART 2 – NUMBER OF SHARES OF THE FUND BEING REPURCHASED:

[   ] Institutional Class (NICHX)

Number of Shares: ________________

If all shares*, please check this box - [   ]

*All share requests will include any distributions reinvested between the time of paperwork being submitted and the Repurchase Date. Trades submitted via the NSCC on the Repurchase Date must include any reinvested shares.

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PART 3 – FOR IRA (Individual Retirement Accounts) ONLY

To help ensure your distribution is processed correctly and is reported to the IRS properly, please complete this section to tell us more about the type of distribution. A fee of $50.00 will be charged on all accounts where a full redemption is made unless you have already paid the Annual IRA Maintenance Fee. If the fee applies, the amount distributed will be the amount requested, less the fee, unless the fee is paid in advance.

[ ]	Normal Distribution from Traditional, Rollover, SEP, or SIMPLE IRA — You are over the age of 59 ¹⁄₂
[ ]	Roth IRA Distributions: You are over 59 ¹⁄₂ and this Distribution satisfies the 5-year holding period requirement. (If “No”, then please check the applicable box below. These distributions will be considered premature if they are not due to disability.)
[ ]	Early (Premature) Distribution — You are under the age of 59 ¹⁄₂ (including distributions due to medical expenses, health insurance premiums, higher education expenses, first time homebuyer expenses, or other reasons).
[ ]	Inherited IRA Distribution
[ ]	Permanent Disability — You certify that you are disabled within the meaning of 72(m)(7) of the Internal Revenue Code (An individual shall be considered disabled if he/she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration).
[ ]	Removal of excess contribution(s) — Complete section 3a in its entirety.
[ ]	Direct Rollover to a qualified retirement plan, 401(k), TSP, 403(b), etc. — You are certifying that the receiving custodian will accept the IRA assets issued. (A Medallion Signature Guarantee will be required.)
[ ]	Transfer Incident due to divorce or legal separation — Additional Documentation or Medallion Signature Guarantee may be required.

3a. Return of Excess Contribution(s)

Amount of Excess: $ _____________ Tax year in which the excess contribution was made: _____________

Date deposited:                                Multiple deposits between:                       and

Date (mm/dd/yyyy)                                                     Date (mm/dd/yyyy)

►	Earnings will be removed with the excess contribution if corrected before your federal income tax-return due date (including extensions), pursuant to Internal Revenue Code Section 408(d)(4) and Internal Revenue Service (“IRS”) Publication 590. You may be subject to an IRS penalty of 6% for each year the excess remains in the account. In addition, the IRS may impose a 10% early distribution penalty on the earnings, if you are under age 59 ¹⁄₂.

►	You will receive IRS Form 1099-R for the year in which the excess distribution takes place (not for the year in which the excess contribution was made). Consult IRS Publication 590 for more information pertaining to excess contributions. If you are subject to a federal penalty tax due to an excess contribution, you must file IRS Form 5329.

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►	For the purpose of the excess contribution, we will calculate the net income attributable (“NIA”) to the contribution using the method provided in the IRS Final Regulations for Earnings Calculation for Returned or Re-characterized Contributions. This method calculates the NIA based on the actual earnings and losses of the IRA during the time it held the excess contribution. Please note that a negative NIA is permitted and, if applicable, will be deducted from the amount of the excess contribution.

►	Re-designating an excess contribution to a later tax year. Please consult a tax advisor to review your specific situation and to determine your best course of action. If you should decide to carry over the excess contribution to a later year, DO NOT RETURN THIS FORM.

A) The excess is being corrected before your federal income tax-filing deadline (including extensions):		B) The excess is being corrected after your federal income tax-filing deadline (including extensions). Earnings on the excess will remain in the account.

[ ]	Remove excess plus/minus net income attributable. Distribute according to instructions in Section 3a.	[ ]	Remove excess and distribute according to instructions in Section 3a.

[ ]	Remove excess plus/minus net income attributable. Re-deposit as a current year contribution (not to exceed annual IRA contribution limit).	[ ]	Remove excess and re-deposit as a current year contribution (not to exceed annual IRA contribution limit).

Section 3b, “Tax WITHHOLDING Election”, must be completed for all IRA withdrawals.

3b. Tax Withholding Election (REQUIRED)

Distributions from IRAs and qualified retirement plans that are not eligible for rollover are subject to federal income tax withholding and may be subject to state withholding. You may affirmatively elect additional withholding or opt to NOT have withholding applied to your distributions. Federal tax withholding is required for accounts with a foreign address. Please consult a tax professional or your state’s tax authority for additional information on your state requirements.

►	Federal Tax Withholding

Federal income tax withholding is taken on any distribution, subject to the IRS withholding rules, at the rate of 10% from the gross payment amount even if it is excluded from gross income, unless an election is provided. The withholding procedure may result in excess payments to the IRS. Electing to have no federal taxes withheld from distributions or not having enough federal income tax withheld from distributions may cause you to be responsible for estimated tax. Under the estimated tax rules you may incur penalties if the estimated tax withholding payment is not sufficient. Please complete the section below, your election will remain in effect until the Custodian is notified in writing of a change.

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Select one of the following:

[  ] I elect NOT to withhold federal income tax

[  ] Withhold __% federal income tax

[  ] Withhold 10% federal income tax

►	State Withholding

State income tax withholding requirements are determined by the state of your residence, if any. States with mandatory withholding may require state income tax to be withheld if withholding is taken for federal taxes or may mandate a fixed amount regardless of your federal tax election. Voluntary states allow you to determine if you would like state taxes withheld. Certain states are non-participatory and do not require income tax on retirement payments.

For Mandatory States Only:

[  ] I elect NOT to withhold state income Tax

[  ] Withhold $ _______________ or _______________ % state income tax

PART 4 – PAYMENT

Please choose your method of payment:

[ ]	Deliver All Proceeds via Check to Shareholder Address

[ ]	Deliver All Proceeds to Bank Account on Record

[ ]	Deliver All Proceeds to New Bank Instructions (Must complete Part 4)

PART 5 – NEW BANK INSTRUCTIONS

(Medallion Signature Guarantee Required* if this Part 4 is completed)

Bank Name:
ABA Routing Number:
Credit to:
Name(s) on Bank Account:
Bank Account Number:
For Further Credit to:
Name(s) on Investors Account:
Investor Account Number at Broker:

*PLACE SIGNATURE GUARANTEE BELOW:

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PART 6 - SIGNATURE(S)

Signature	Print Name Investor/Custodian/Broker (and Title if applicable)

Signature	Print Name Investor/Custodian/Broker (and Title if applicable)

Signature	Print Name Investor/Custodian/Broker (and Title if applicable)

REQUESTS TO WITHDRAW OR MODIFY ANY REQUEST TO REPURCHASE

SHARES MAY BE SUBMITTED AT ANY TIME PRIOR TO 4:00 P.M., EASTERN

TIME ON DECEMBER 15, 2023 BUT NOT THEREAFTER.

VARIANT ALTERNATIVE INCOME FUND

November 22, 2023

Dear Variant Alternative Income Fund Shareholder,

As you may know, Variant Alternative Income Fund (the “Fund”) is required to make a repurchase offer to its shareholders each quarter. The purpose of these quarterly repurchase offers is to provide shareholders with access to their assets and a degree of liquidity. While the Fund is required to make the repurchase offer, shareholders are not required to take any action.

The purpose of the enclosed letter is to communicate this quarter’s repurchase offer. If you do not wish to sell shares at this time, please disregard this notice. If you do wish to sell shares at this time, please note the following important dates:

•	The repurchase offer period will begin November 22, 2023

•	The repurchase offer period will end December 15, 2023

•	The Repurchase Pricing Date is December 15, 2023.

If you are interested in tendering your shares for repurchase at this time, please read the enclosed materials and contact your registered investment adviser or other intermediary (“Authorized Intermediary”). All repurchase requests must be made with a trade through your Authorized Intermediary via the NSCC by 4:00 p.m. Eastern Time on December 15, 2023. If your Authorized Intermediary has changed since your last purchase of Fund shares and you would like to submit a repurchase request, please call Shareholder Services at 1-877-770-7717.

For further details and terms of the offer, please refer to the attached Repurchase Offer document.

Sincerely,

Variant Alternative Income Fund

VARIANT ALTERNATIVE INCOME FUND

REPURCHASE OFFER

1.	The Offer. Variant Alternative Income Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding shares at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders given that no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s prospectus and statement of additional information.

2.	Net Asset Value. The NAV per share on November 21, 2023 was $29.53 for Institutional shares. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Offer Request Form. The current NAV may be obtained by calling 877-770-7717 and asking for the most recent price. The shares of the Fund are not traded on any organized market or securities exchange.

3.	Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on December 15, 2023 (the “Repurchase Pricing Date”). For platform investors, repurchase requests must be made with a trade through your Authorized Intermediary via the NSCC by 4:00 p.m. Eastern Time on December 15, 2023.

4.	Payment for Shares Repurchased. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee. However, if your shares are held for you by your broker-dealer, or for your retirement plan by your retirement plan trustee or otherwise by a nominee, such person may charge a transaction fee for submitting a repurchase request for you.

5.	Increase in Number of Shares Repurchased; Pro Rata Purchase. If shareholders tender for repurchase more than five percent (5%) of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional two percent (2%). If the Fund determines not to repurchase an additional two percent (2%) or if more than seven percent (7%) of the shares are tendered, then the Fund will repurchase shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. The Fund will accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the Shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered, even if all the shares in a shareholder’s account are tendered. In the event of an oversubscribed offer, the Fund may not be able to repurchase all shares that you tender and you may have to wait until the next repurchase offer to tender the remaining shares. Subsequent repurchase requests will not be given priority over other shareholder requests. You may be subject to NAV fluctuation during the period between repurchase offers.

6.	Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

(a)	if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

(b)	for any period during which the New York Stock Exchange or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

(c)	for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by the Fund is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

(d)	for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

7.	Tax Consequences. You should review the tax information in the Fund’s prospectus and statement of additional information and consult your tax adviser regarding any specific consequences, including state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by the shareholder.

8.	Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of repurchase of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all repurchase of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any repurchase of shares, whether generally or with respect to any particular shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with repurchases of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Repurchases of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, the Fund’s investment manager, Variant Investments, LLC (the “Investment Manager”), the Fund’s transfer agent, the Fund’s distributor, nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Investment Manager, nor the Fund’s distributor is or will be obligated to ensure that your financial consultant, or any broker/dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.